Offerings - Offering: 1	May 28, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.550% Fixed Rate / Floating Rate Subordinated Notes due 2035
Amount Registered | shares	1,080,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,080,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 165,348
Offering Note
(1)
The U.S. dollar equivalent of the amount registered (C$1,500,000,000) has been calculated using a Canadian dollar/U.S. dollar exchange rate of C$0.72 = US$1.00 as of May 27, 2025, as published by Thomson Reuters.